                                                                      EXHIBIT 10


--------------------------------------------------------------------------------
SEVENTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
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                                                            February 28, 1997
                                                 Effective: February 28, 1997

      THIS SEVENTH AMENDMENT IS made to the Amended and Restated Loan and Security Agreement (the "LOAN AGREEMENT"), which Amended and Restated Loan and Security Agreement took effect on April 6, 1995 as an amendment and restatement of the December 16, 1994 Loan and Security Agreement made between

          The First National Bank of Boston, a national banking association with offices at 100 Federal Street, Boston, Massachusetts, as agent for the ratable benefit of the "LENDERS" being:

                      The First National Bank of Boston;

                                      and

                      State Street Bank and Trust Company, a Massachusetts trust company with offices at 225 Franklin Street, Boston, Massachusetts 02110;

                                      and

                      Citizens Bank of Massachusetts, a Massachusetts savings bank with offices at 55 Summer Street, Boston, Massachusetts 02110

                                      and

                      ACT Manufacturing, Inc., a Massachusetts corporation with its principal executive offices at 108 Forest Avenue, Hudson, Massachusetts 01749 in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                  WITNESSETH:

     1  . AGREEMENT TO AMEND
          ------------------

          Provided each of those "Conditions to Amendment" set forth in Section 2, below, is satisfied on or before February 28, 1997, the Loan Agreement shall be amended, as set forth below, such amendment to take effect as of February 28, 1997.

          SECTION 1-1(D) of the Loan Agreement (Definition of "Loan Cap") is amended to read as follows:

          "LOAN CAP": The following amount between the dates indicated, Minus, in each instance, the then aggregate Stated Amount of all L/C's:

--------------------------------------------------------------
From                    To                      Loan Cap
--------------------------------------------------------------
September 4, 1996       October 18, 1996        $32,000,000.00

--------------------------------------------------------------
October 19, 1996        November 3, 1996        $28,000,000.00

--------------------------------------------------------------
November 4, 1996        April 30, 1997          $33,000,000.00

--------------------------------------------------------------
May 1, 1997             Termination             $28,000,000.00
--------------------------------------------------------------

          ARTICLE 3 (Definitions of "Commitment" and "Commitment Percentage") are amended to read as follows:


          "COMMITMENT and COMMITMENT PERCENTAGE": the following amounts and
Percentages:


REVOLVING CREDIT:
COMMITMENTS AND PERCENTAGE COMMITMENTS
================================================================================

LENDER
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                      DOLLAR COMMITMENT TO REVOLVING             COMMITMENT
                      CREDIT LOANS ($ MILLIONS)                  PERCENTAGE
                                                                  OF
                                                                  REVOLVING
                                                                  CREDIT LOANS
                      ----------------------------------------------------------
                      Through April 30, 1997     May 1, 1997 to
                                                 Termination Date
================================================================================
THE FIRST NATIONAL                       19.8                  16.8          60%
BANK OF
BOSTON
--------------------------------------------------------------------------------
STATE STREET                              6.6                   5.6          20%
--------------------------------------------------------------------------------
CITIZENS                                  6.6                   5.6          20%
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    TOTALS......                        $33.0                 $28.0        100 %
================================================================================
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     1  .  CONDITIONS TO EFFECTIVENESS OF AMENDMENT
           ----------------------------------------

     The within Amendment shall be effective if each of the following conditions is satisfied on or before February 28, 1997 and on the date on which such amendment is to take effect, no Suspension Event (as defined in the Loan Agreement) is extant:

        A    Receipt by the Agent of a  Certificate setting forth the text of the resolutions adopted by the Directors of the Borrower authorizing the Borrower's execution of the within Amendment, and attesting to the authority of the persons who executed the within Amendment on behalf of the Borrower.

        B    Receipt by the Agent of a Certificate, executed by the Borrower's
President and its Chief Financial Officer, respectively confirming that no Suspension Event is then extant.

        C    Receipt by the Agent of an opinion of counsel to the Borrower as to the due execution and effectiveness of the within Amendment (which opinion is subject only to the same qualifications as had been included in the opinion delivered by that counsel at the initial execution of the Loan Agreement).

     The Borrower hereby represents that, at the execution of the within Agreement, no Suspension Event has occurred.

     Except as amended hereby, or by the First, Second, Third, Fourth, Fifth, and Sixth Amendments to the Loan Agreement, all terms and conditions of the Loan Agreement shall remain in full force and effect.


                                         ACT MANUFACTURING, INC.
                                         (The "BORROWER")

                                         By: /s/ Douglass C. Greenlaw
                                         Its: Chief Financial Officer

THE FIRST NATIONAL BANK OF BOSTON
("AGENT")

By: /s/ George M. Mandt
Its: Director

                                 The "LENDERS"

          THE FIRST NATIONAL BANK        STATE STREET BANK
          OF BOSTON                      AND TRUST COMPANY

          By: /s/ George M. Mandt        By: /s/ F. Andrew Beise
          Its: Director                  Its: Vice President


          CITIZENS BANK OF MASSACHUSETTS

          By: /s/ Anne Forbes Van Nest
          Its: Vice President